EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Chris Hepler (412) 225-3717

MSA Safety Announces First Quarter 2024 Results and Upcoming Investor Events
Healthy sales growth and robust margin expansion; Maintaining mid-single digit full year sales growth outlook

PITTSBURGH, April 29, 2024 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the first quarter of 2024.

Quarterly Highlights
•Achieved quarterly net sales of $413 million, a 4% increase year-over-year.

•Generated GAAP operating income of $80 million, or 19.4% of sales, and adjusted operating income of $88 million, or 21.3% of sales.

•Recorded GAAP net income of $58 million, or $1.47 per diluted share, and adjusted earnings of $63 million, or $1.61 per diluted share.

•Invested $11 million for capital expenditures, repaid $5 million of debt, and returned $18 million to shareholders through dividends.

“We are off to a solid start in 2024, with our team executing our strategy and delivering strong growth and margin expansion,” said Nish Vartanian, MSA Safety Chairman and Chief Executive Officer. “Our resilient business model driven by the diversity of our products, markets and geographies, our team's commitment to continuous improvement, and their passion for serving our customers continues to generate profitable growth and sustained value for our shareholders.”
Mr. Vartanian added, “Over the past several years, we have focused on building a higher-performing, stronger MSA and the opportunity in front of us is exciting. I want to thank our associates for their dedication to advancing our mission and ensuring we meet the needs of our customers around the world.”

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Financial Highlights and Balance Sheet

Financial Highlights	Three Months Ended March 31,
($ millions, except per share data)	2024	2023	% Change(a)
Net Sales	$413	$398	4%
Operating Income (Loss)	80	(60)	n/m*
Adjusted Operating Income	88	77	14%
Net Income (Loss)	58	(150)	n/m*
Diluted EPS	1.47	(3.83)	n/m*
Adjusted Earnings	63	54	18%
Adjusted Diluted EPS	1.61	1.36	18%
(a) Percentage change may not calculate exactly due to rounding.
* Not meaningful

Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer, commented, “Our team's disciplined execution during the first quarter of the year, underpinned by the MSA Business System, resulted in 4% sales growth, robust margin expansion, and consistent cash flow performance. Taking into consideration the solid start to the year in both sales and orders while keeping a close eye on global economic trends, we are maintaining our growth outlook of mid-single digits for the full year. We believe our continued momentum and strong balance sheet position us well in 2024 and beyond.”
Conference Call
MSA Safety will host a conference call on Tuesday, April 30, 2024 at 10:00 a.m. Eastern time to discuss its first quarter 2024 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (Toll Free) or 1-412-902-6599 (International). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.
Upcoming Investor Events
MSA Safety will host an Investor Day for institutional investors and financial analysts in New York City on Wednesday, May 22, 2024 at 8:30 a.m. Eastern time.

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Lee McChesney, Senior Vice President and Chief Financial Officer, will present virtually at the Oppenheimer 19th Annual Industrial Growth Conference on Tuesday, May 7, 2024 at 10:30 a.m. Eastern time.
A live webcast, along with the presentation materials, can be accessed on MSA Safety's Investor Relations website at http://investors.msasafety.com/ on the day of each event. A replay of the webcast will be available on the company's Investor Relations website shortly following the conclusion of each event.

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MSA Safety Incorporated
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023

Net sales	$413,302	$398,262
Cost of products sold	217,771	216,864
Gross profit	195,531	181,398

Selling, general and administrative	94,150	91,091
Research and development	15,919	15,232
Restructuring charges	3,017	1,747
Currency exchange losses, net	2,333	4,175
Loss on divestiture of MSA LLC	—	129,211
Product liability expense	—	3
Operating income (loss)	80,112	(60,061)

Interest expense	10,740	11,476
Other income, net	(6,235)	(3,800)
Total other expense, net	4,505	7,676

Income (loss) before income taxes	75,607	(67,737)
Provision for income taxes	17,468	82,436
Net income (loss)	$58,139	$(150,173)

Earnings (loss) per share attributable to common shareholders:
Basic	$1.48	$(3.83)
Diluted	$1.47	$(3.83)

Basic shares outstanding	39,360	39,224
Diluted shares outstanding	39,556	39,224

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	March 31, 2024	December 31, 2023

Assets
Cash and cash equivalents	$148,329	$146,442
Trade receivables, net	279,084	294,678
Inventories	305,556	292,604
Other current assets	59,976	52,546
Total current assets	792,945	786,270

Property, plant and equipment, net	210,955	211,877
Prepaid pension cost	175,891	172,161
Goodwill	625,049	627,534
Intangible assets, net	260,925	266,134
Other noncurrent assets	108,565	106,174
Total assets	$2,174,330	$2,170,150

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,462	$26,522
Accounts payable	117,125	111,872
Other current liabilities	172,939	194,424
Total current liabilities	316,526	332,818

Long-term debt, net	569,692	575,170
Pensions and other employee benefits	142,016	143,967
Deferred tax liabilities	102,228	102,419
Other noncurrent liabilities	49,114	48,974
Total shareholders' equity	994,754	966,802
Total liabilities and shareholders' equity	$2,174,330	$2,170,150

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2024	2023

Net income (loss)	$58,139	$(150,173)
Depreciation and amortization	15,559	14,572
Tax-effected loss on divestiture of MSA LLC	—	199,578
Contribution on divestiture of MSA LLC	—	(341,186)
Change in working capital and other operating	(22,812)	(8,700)
Cash flow from (used in) operating activities	50,886	(285,909)

Capital expenditures	(11,219)	(8,402)
Property disposals and other investing	—	35
Cash flow used in investing activities	(11,219)	(8,367)

Change in debt	(5,010)	295,412
Cash dividends paid	(18,490)	(18,045)
Other financing	(5,585)	(4,596)
Cash flow (used in) from financing activities	(29,085)	272,771

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(8,676)	(2,287)

Increase (decrease) in cash, cash equivalents and restricted cash	$1,906	$(23,792)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended March 31, 2024
Net sales to external customers	$295,539	$117,763	$—	$413,302
Operating income				80,112
Operating margin %				19.4%
Restructuring charges				3,017
Currency exchange losses, net				2,333
Amortization of acquisition-related intangible assets				2,314
Transaction costs (a)				233
Adjusted operating income (loss)	86,218	13,486	(11,695)	88,009
Adjusted operating margin %	29.2%	11.5%		21.3%
Depreciation and amortization				13,245
Adjusted EBITDA	95,693	17,045	(11,484)	101,254
Adjusted EBITDA margin %	32.4%	14.5%		24.5%

Three Months Ended March 31, 2023
Net sales to external customers	$280,267	$117,995	$—	$398,262
Operating loss				(60,061)
Operating margin %				(15.1)%
Restructuring charges				1,747
Currency exchange losses, net				4,175
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				2,305
Adjusted operating income (loss)	71,694	15,779	(10,093)	77,380
Adjusted operating margin %	25.6%	13.4%		19.4%
Depreciation and amortization				12,267
Adjusted EBITDA	80,494	19,058	(9,905)	89,647
Adjusted EBITDA margin %	28.7%	16.2%		22.5%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended March 31, 2024
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	17%	(5)%	(2)%	4%
Plus: Currency translation effects	—%	—%	(1)%	(1)%
Constant currency sales change	17%	(5)%	(3)%	3%

Americas Segment

	Three Months Ended March 31, 2024
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	20%	(3)%	(2)%	5%
Plus: Currency translation effects	—%	(1)%	(2)%	—%
Constant currency sales change	20%	(4)%	(4)%	5%

International Segment

	Three Months Ended March 31, 2024
	Firefighter Safety(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	11%	(9)%	—%	—%
Plus: Currency translation effects	(2)%	(1)%	(1)%	(1)%
Constant currency sales change	9%	(10)%	(1)%	(1)%

(a) Firefighter Safety includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share and percentage amounts)

	Three Months Ended March 31,
	2024	2023	% Change

Net income (loss) attributable to MSA Safety Incorporated	$58,139	$(150,173)	n/m*

Loss on divestiture of MSA LLC	—	129,211
Deferred tax asset write-off related to divestiture of MSA LLC	—	70,366
Product liability expense	—	3
Amortization of acquisition-related intangible assets	2,314	2,305
Transaction costs (a)	233	—
Restructuring charges	3,017	1,747
Asset related losses and other	51	739
Currency exchange losses, net	2,333	4,175
Income tax expense on adjustments	(2,590)	(4,645)
Adjusted earnings	$63,497	$53,728	18%

Adjusted earnings per diluted share	$1.61	$1.36	18%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

* Not meaningful

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income (loss) determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended March 31, 2024
Operating income	$371,493
Depreciation and amortization	52,505
Restructuring charges	11,162
Currency exchange losses, net	15,237
Amortization of acquisition-related intangible assets	9,255
Transaction costs (a)	1,198
Adjusted EBITDA	$460,850

Total end-of-period debt	596,154

Debt to adjusted EBITDA	1.3

Total end-of-period debt	$596,154
Total end-of-period cash and cash equivalents	148,329
Net debt	$447,825

Net debt to adjusted EBITDA	1.0
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2023 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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